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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 21, 2005


                                TEAM HEALTH, INC.
               (Exact Name of Registrant As Specified In Charter)


          TENNESSEE                   333-80337              62-1562558
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
     of Incorporation)                                  Identification No.)


                                1900 WINSTON ROAD
                               KNOXVILLE, TN 37919
          (Address of Principal Executive Offices, including Zip Code)


                                 (865) 693-1000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 18, 2005 Team Health, Inc. (the "Company") entered into an amended employment agreement with Robert C. Joyner, the Company's Executive Vice President and General Counsel. Mr. Joyner's agreement has been amended to extend the term to run though December 31, 2009.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEAM HEALTH, INC.
                                         (Registrant)

                                         /s/ Robert J. Abramowski
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Date: April 21, 2005                     Robert J. Abramowski
                                         Executive Vice President of
                                         Finance and Administration

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